UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. __)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 11, 2023

CalEthos, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-50331	98-0371433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11753 Willard Avenue Tustin, CA	92782
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 352-5315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Between December 11, 2023 and February 20, 2024, CalEthos Inc. (the “Company”) entered into a series of exchange subscription agreements (each, an “Exchange Agreement” and collectively, the “Exchange Agreements”) with 14 holders (each, a “Holder”) of the Company’s outstanding promissory notes and, in certain cases, related outstanding stock purchase warrants, pursuant to which the Company and the Holders agreed to exchange their promissory notes, and, if applicable, related stock purchase warrants, for shares of the Company’s common stock, par value $0.001per share (the “Common Stock”). Each Holder represented in its Exchange Agreement that it was an “accredited investor” as defined in the Securities Act of 1933, as amended (the Securities Act”). Pursuant to the Exchange Agreements, an aggregate of $5,417,459.50 of principal and accrued interest under the outstanding promissory notes (the “Promissory Notes”) and, if applicable, related stock purchase warrants was exchanged for an aggregate of 10,834,919 shares of Common Stock (the “Exchange Shares”). Following the issuance of the Exchange Shares on February 28, 2024, an aggregate of 25,330,540 shares of Common Stock were issued and outstanding.

Nanosha Investments LLC, a limited liability company controlled by Sean Fontenot, a director of the Company, entered into an Exchange Agreement with the Company pursuant to which it exchanged (i) a promissory note with outstanding principal and accrued interest in the aggregate amount of $4,287,193, and (ii) a warrant for the purchase of 1,540,000 shares of Common Stock, for 8,574,386 of the Exchange Shares.

The foregoing description of the terms of the Exchange Agreement does not purport to be complete and is qualified in its entirety by the complete text of the document attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures set forth above under Item 1.01 are incorporated herein by reference. The issuance by the Company of the Exchange Shares in exchange for the outstanding pursuant to the Exchange Agreements was made in reliance upon the exemption from the registration requirements under Section 3(a)(9) under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Exchange Subscription Agreement between CalEthos Inc. and certain of its securityholders.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALETHOS, INC.

Date: March 12, 2024	By:	/s/ Michael Campbell
Michael Campbell Chief Executive Officer

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